Investor Roadshow Presentation AUGUST 2024

Forward-Looking Statements This presentation contains forward-looking statements relating to our plans and expectations including, without limitation, statements regarding the future performance and operations of our business, expectations regarding stabilization in demand, and expected growth from our digital investments, all of which are subject to risks and uncertainties. Such statements are based on management’s expectations and assumptions as of the date of this presentation and involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied in our forward-looking statements including: (1) national and global economic conditions, which can be negatively impacted by factors such as rising interest rates, inflation, political instability, epidemics and global trade uncertainty, (2) our ability to maintain profit margins, (3) our ability to successfully execute on business strategies and further digitalize our business model, (4) our ability to attract sufficient qualified candidates and employees to meet the needs of our clients, (5) our ability to attract and retain clients, (6) our ability to access sufficient capital to finance our operations, including our ability to comply with covenants contained in our revolving credit facility, (7) new laws, regulations, and government incentives that could affect our operations or financial results, (8) any reduction or change in tax credits we utilize, including the Work Opportunity Tax Credit, and (9) the timing and amount of common stock repurchases, if any, which will be determined at management’s discretion and depend upon several factors, including market and business conditions, the trading price of our common stock and the nature of other investment opportunities. Other information regarding factors that could affect our results is included in our Securities and Exchange Commission (SEC) filings, including the company’s most recent reports on Forms 10-K and 10-Q, copies of which may be obtained by visiting our website at www.trueblue.com under the Investor Relations section or the SEC’s website at www.sec.gov. We assume no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Any other references to future financial estimates are included for informational purposes only and subject to risk factors discussed in our most recent filings with the SEC. Any comparisons made herein to other periods are based on a comparison to the same period in the prior year unless otherwise stated.

Investment Highlights Return of Capital Market leader in U.S. industrial staffing and global RPO with increasingly diverse service offerings to meet evolving client needs Highly fragmented industry with strong secular growth drivers Strong balance sheet and cash flow to support future growth opportunities and the return of excess capital to shareholders Advancing technology applications and expanding in high-growth end markets with a simplified structure to deliver long-term, profitable growth Experienced Leadership Team Deep human capital expertise with proven success driving growth and delivering value to stakeholders

Our Mission: Connecting People and Work

67,000 Clients served annually with strong diversity[1]

464,000 People connected to work during 2023

One of the largest U.S. industrial staffing providers

One of the largest global RPO providers

2023 Revenue

$1.9B

Returning Value to Shareholders

(Share repurchases last 5 years)

$203M

All segments earned the Top Workplaces USA Award issued by Energage

HRO Today magazine repeatedly recognizes PeopleScout as a global market leader

Thousands of veterans hired each year via internal programs as well as Hiring Our Heroes and Wounded Warriors

Recognized for breakthrough board practices that promote greater diversity and inclusion

[1] No single client accounted for more than 4% of total revenue for FY 2023 trueblue THE PEOPLE COMPANY®

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Solving Workforce Challenges Workforce Complexity Many factors, including globalization, the “gig” economy and diversity are changing the world of work requiring a disciplined approach to hiring. Artificial Intelligence Companies are seeking ways to become more nimble and efficient Deploying AI to source human capital will be a competitive differentiator. Digital Engagement The worker supply chain is becoming increasingly decentralized. TrueBlue’s digital strategy connects people anywhere at any time. Companies turn to human capital experts with innovative workforce solutions to solve growing talent challenges A robust value proposition with high-touch, specialized, digital solutions for industrial staffing and recruitment process outsourcing.

Three specialized segments meet diverse client needs

peopleready A TRUEBLUE COMPANY

On-demand general and skilled labor for industrial jobs

peoplescout A TRUEBLUE COMPANY

Talent solutions for outsourcing the recruiting process for permanent employees peoplemanagement A DIVISION OF TRUEBLUE

Contingent, on-site industrial staffing and commercial driver services



PeopleReady
PeopleScout
PeopleManagement
Revenue mix[1]
58%
12%
30%
Segment profit mix[1]
44%
45%
11%

Incremental Segment profit margin[2]

PeopleReady	PeopleScout	PeopleManagement
15 – 20%	27 – 32%	8 – 13%

trueblue THE PEOPLE COMPANY

[1] Revenue and segment profit calculations based on FY 2023. We evaluate performance based on segment revenue and segment profit. Segment profit includes revenue, related cost of services, and ongoing operating expenses directly attributable to the reportable segment. Segment profit excludes depreciation and amortization expense, unallocated corporate general and administrative expense, interest expense, other income, income taxes, and other adjustments not considered to be ongoing.

[2] Average, estimated margin associated with additional organic revenue.

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US Industrial Staffing: A Large and Attractive Market

United States Staffing Market ~$200B[1]

Represents ~30% of $640B global staffing market


CA
US
NL
PL
BE
DE
IE
FR
CH
ES
IT
IN
CN
JP
AU

Industrial temporary staffing ($34B)

One of the largest U.S. segments (~20%)

General On Demand Labor	On-site Hourly	On-site Cost Per Unit	Trucking	Skilled Trades

trueblue THE PEOPLE COMPANY®

[1] Source: Staffing Industry Analysts

Note, industrial temporary staffing includes various occupations such as: laborers, packers, construction workers, skilled trades, machinists, janitors, etc.

Why Industrial Staffing?

- **One of the largest segments** of the U.S. staffing industry ($34B in 2023)
- **Highly fragmented** with no **dominant** competition
- **Digital adoption** by the industry can expand growth opportunity, like rideshare companies did for the taxi industry
- Unique growth opportunity to fill key **skilled trades** positions as baby boomers retire
- The Biden Administration's **infrastructure** and **clean energy** plans are expected to inject **billions** into the labor market
- The industry **rebounds quickly** in the early stages of a recovery

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Recruitment Process Outsourcing:
High margin plus double-digit revenue growth

Global RPO Market ~$6B[1]

Strong history of growth with a 2017-2023 market CAGR of ~10%

Further market expansion expected largely driven by first-generation buyers representing ~90% of new deals

North America represents ~50% followed by EMEA (~30%) and APAC (~20%)

Why RPO?

- **Nascent** market with no single dominant player
- Traditionally **sticky** business model with high client retention and engagement
- Industry produced **double-digit** annual revenue growth historically and recovered swiftly from recent recession
- Industry poised for **growth** as companies seek new solutions to increasing labor challenges trueblue THE PEOPLE COMPANY®

[1] Source: Everest Group

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Strong position to capitalize on growth opportunities PEOPLE 5,000+ talented, dedicated and mission driven people EXPERIENCE > 30 years of industry experience and deep client relationships TECHNOLOGY Sophisticated technology providing a differentiated user experience MARKET PRESENCE Significant scale and expansive local market presence Tremendous strengths and assets to drive our success, capitalizing on growth opportunities, enhancing shareholder value and advancing our mission to connect people and work

Focused strategy, leveraging our strengths to deliver long-term, profitable growth  Position our contingent staffing business to compete in a digital-forward future  Provide a differentiated experience with proprietary technology  Drive efficiencies to optimize our reach and engagement  Increase focus on operational excellence, cross-selling and innovation  Drive efficiencies and bring our teams closer to clients and associates  Leverage strengths and synergies to deliver profitable growth  Expand in high-growth, less- cyclical and underpenetrated end markets  Capitalize on secular growth opportunities to deliver long- term, sustainable growth  Diversify our business to increase market share and revenue potential DIGITAL TRANSFORMATION MARKET EXPANSION SIMPLIFIED STRUCTURE

Digitally transform our business model  Position our contingent staffing business to compete in a digital-forward future o We control our roadmap with our new, proprietary JobStack app o Advancement of our digital capabilities through competitive enhancements and quick response to evolving user needs  Provide a differentiated experience with proprietary technology o Meeting our clients and associates where they are, with a customized experience combining the power of our technology and local market expertise o Connecting clients and candidates using AI, machine learning, predictive analytics and a superior candidate experience with Affinix  Drive efficiencies to optimize our reach and engagement o Digitalization enables operational efficiencies, allowing for more time focused on engaging with clients to drive results

Expand our share in attractive end markets  Expand in high-growth, less-cyclical and underpenetrated end markets o Strong position to capture further growth opportunities with a proven track record in renewable energy work o Focused growth in attractive end markets like healthcare  Capitalize on secular growth opportunities to deliver long-term, sustainable growth o Well-positioned to fill structural staffing shortages in areas like skilled trades o Powerful secular forces that play to our strengths  Diversify our business to increase market share and revenue potential o Targeting RPO expansion in higher skill placements and more attractive product offerings SECULAR GROWTH UNDERPENETRATED DIVERSIFY

Streamline our organizational structure Increase focus on operational excellence, cross-selling and innovation Capitalize on opportunities to leverage strengths and synergies to deliver profitable growth Drive efficiencies and bring our teams closer to clients and associates Eliminate silos to take advantage of synergies and expertise Unlock the full value of our assets Reduce organizational complexity to better serve our clients Maximize our efforts while reducing costs to enhance profitability Enhanced agility to capitalize on evolving market dynamics Create increased opportunities to collaborate across well-established brands with deep expertise

ESG principles help us make sound decisions AAA Rating Risk Ranking: Low Risk Exposure: Low Risk Management: Average Key Statistics:  78% of board members are women or racially diverse  50% of senior management are women  91% of voting shareholders approved executive compensation How ESG guides our decision making:  Code of conduct and business ethics framework  Board of directors oversight & governance  Executive compensation structure  Enterprise risk management program External ESG Ratings

Strong balance sheet with zero debt and ample liquidity Note: Figures may not sum to consolidated totals due to rounding. Balances as of fiscal period end. 1 Borrowing availability is based on maximum borrowing availability under our most restrictive covenant. 2 Buyback ratio calculated as the dollar value of share repurchases during the period divided by our market capitalization at the beginning of the fiscal period. $161 $294 $293 $86 $63 $50 $72 $62 $224 $344 $365 $148 2020 2021 2022 2023 Borrowing availability Cash *Amounts in millions 1 $52 $17 $61 $34 6% 2% 6% 5% -20% -15% -10% -5% 0% 5% 10% 0 10 20 30 40 50 60 70 80 90 100 2020 2021 2022 2023 Share Repurchases Buyback ratio2

Focused capital strategy Investing in technology and returning excess capital to shareholders 18% 47% 35% (2019 - 2023) Net debt reductions Share repurchases Capital expenditures Historical use of capitalCapital allocation priorities  Strategic technology investments to further digitalize our business model  Return excess capital to shareholders through share repurchases  Disciplined acquisition strategy to supplement organic revenue growth

Leadership with Deep Expertise



TARYN OWEN
PRESIDENT AND CEO

20+ years of industry experience
10+ years as business leader
TrueBlue President since 2022



CARL SCHWEIHS
EVP AND CFO

10+ years of industry experience
10+ years of finance experience
TrueBlue CFO since 2023



KRISTY WILLIS
EVP AND PRESIDENT, PEOPLEREADY

20+ years of industry experience



RICK BETORI
EVP AND PRESIDENT. PEOPLESCOUT

20+ years of industry experience



JERRY WIMER
SVP AND ACTING PRESIDENT. PEOPLEMANAGEMENT

20+ years of industry experience

trueblue THE PEOPLE COMPANY®

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TrueBlue Highlights Mission Driven Connecting People and Work

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